SUPPLEMENT DATED SEPTEMBER 27, 2001
                        TO THE PROSPECTUS OF
                    INTEGRITY FUND OF FUNDS, INC.
                         Dated May 1, 2001

I. The second and third paragraphs in the section "Fund Management" on page 7 are replaced with the following:

Since January 1996, Monte L. Avery, portfolio manager, has been primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, president of the Fund. Mr. Avery started in the securities business with Paine Webber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, North Dakota) to help start their Invest Center. Mr. Avery returned to Dean Witter in 1993 until he joined ND Holdings, Inc.
("ND Holdings") in 1995. Since that time, Mr. Avery has been a co-portfolio manager of the following funds: Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. and as of February 2000, Mr. Avery has been the sole portfolio manager of these funds. Since January 1996, Mr. Avery has also been co-portfolio manager to the four series offered by Ranson Managed Portfolios, an open-end investment company, becoming manager of these funds in February 2000.

As of September 27, 2001, Harvey Merson has assumed primary responsibility for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, President of the Fund. Mr. Merson joined ND Management on November 1,1999 and has been portfolio manager of Integrity Small-Cap Fund of Funds, Inc. since July 5, 2000. He is a graduate of Rider College, New Jersey with a Bachelor of Science degree in Business Administration. Mr. Merson has held a NASD Series 7 license since 1982 and is registered with the State of New Jersey as a registered investment adviser. In addition, Mr. Merson has been a broker-dealer representative with the following brokerage firms: Nathan & Lewis Securities (May 1995 to June 1996), Lincoln Investment Planning (June 1996 to September 1998), and The Key Group (October 1998 to September 1999). In October 1997, Mr. Merson, as a co-owner, director, and officer, established MH Investment Management Inc. to act as investment adviser to the MH Elite Portfolio of Funds, Inc., (the "MH Fund"), a mutual fund that began operations in March 1998. In addition to being the president and a director of the MH Fund, Harvey Merson, as portfolio manager, is primarily responsible for the day to day management of such fund's portfolio.

Mr. Walstad is also president of Montana Tax-Free Fund, Inc., ND Tax-Free
Fund, Inc., and South Dakota Tax-Free Fund, Inc. and has supervised and directed the management of the portfolios of these funds since they commenced operations. Mr. Walstad is also president of Ranson Managed Portfolios and the fund's adviser and underwriter, Ranson Capital Corporation. Since January 1996, Mr. Walstad has supervised and directed the management of these funds. Mr. Walstad started in the securities business with Paine Webber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings. The Fund's investment adviser and underwriter are wholly-owned subsidiaries of ND Holdings. For providing management services, ND Management is paid an annual fund management fee by the Fund of 0.90% of the Fund's average daily net assets, payable monthly.